UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ____________

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                            May 9, 2005 (May 9, 2005)
                           ---------------------------

                           America Service Group Inc.
                           --------------------------
             (Exact name of registrant as specified in its charter)


    Delaware                         0-23340                    51-0332317
    --------                         -------                    ----------
 (State or other                   (Commission                 (IRS Employer
   jurisdiction                    File Number)           Identification Number)
 of incorporation)


105 Westpark Drive, Suite 200, Brentwood, Tennessee                37027
---------------------------------------------------                -----
(Address of principal executive offices)                         (Zip Code)


       Registrant's telephone number, including area code: (615) 373-3100
                                                           ---------------

                                 Not applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

     America Service Group Inc. (the "Company") announced today that it does not expect its operating subsidiary, Prison Health Services, Inc., to receive an award of a new inmate medical services contract from the State of Maryland as a result of the current request for proposal (RFP) process. The press release is attached as Exhibit 99.1.

     The information furnished pursuant to this Item 7.01 and Exhibit 99.1 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits

          (c)  Exhibits

               99.1 Press Release dated May 9, 2005.

                                   Signatures
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             AMERICA SERVICE GROUP INC.


Date: May 9, 2005                            By: /s/ Michael Taylor
                                                 -------------------------------
                                                 Michael Taylor
                                                 Senior Vice President and Chief
                                                 Financial Officer

                                  EXHIBIT INDEX

Exhibit
Number   Description of Exhibits
------   -----------------------

99.1     Press release dated May 9, 2005.